The date of this Statement of Additional Information is March 1, 2003.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Emerging Europe & Mediterranean Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

Mailing Address:
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated March 1, 2003, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

Each fund`s (other than the T. Rowe Price Institutional Emerging Markets Equity Fund) financial statements for the fiscal period ended Octoberx11 31, 2002, and the report of independent accountants are included in each fund`s Annual Report and incorporated by reference into this Statement of Additional Information.

If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and they will be sent to you at no charge. Please read them carefully.

statement of additional information

C01-043 3/1/03

TABLE OF CONTENTS

	Page		Page

Capital Stock	60	Investment Restrictions	20
Code of Ethics	49	Legal Counsel	61
Custodian	49	Management of the Fund	23
Distributor for the Fund	47	Net Asset Value per Share	55
Dividends and Distributions	56	Other Shareholder Services	47
Federal Registration of Shares	61	Portfolio Management Practices	8
Independent Accountants	61	Portfolio Transactions	49
Investment Management Services	42	Pricing of Securities	54
Investment Objectives and Policies	2	Principal Holders of Securities	41
Investment Performance	57	Risk Factors	2
Investment Program	6	Tax Status	56

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each fund`s investment objectives and policies discussed in each fund`s prospectus.

Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund`s operating policies are subject to change by each Board of Directors without shareholder approval. Each fund`s fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

Investment Company Act of 1940 ("1940 Act")

Securities and Exchange Commission ("SEC")

T. Rowe Price Associates, Inc. ("T. Rowe Price")

Moody`s Investors Service, Inc. ("Moody`s")

Standard & Poor`s Corporation ("S&P")

Internal Revenue Code of 1986 ("Code")

T. Rowe Price International, Inc. ("T. Rowe Price International")

RISK FACTORS

All funds

The fund`s investment manager, T. Rowe Price International, one of America`s largest managers of no-load .international mutual fund assets, regularly analyzes a broad range of international equity and fixed-income .markets in order to assess the degree of risk and level of return that can be expected from each market..Of course, there can be no assurance that T. Rowe Price International`s forecasts of expected return will be reflected in the actual returns achieved by the fund.

Each fund`s share price will fluctuate with market, economic, and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The funds should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange

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markets. The funds are subject to risks unique to international investing. See discussion under "Risk Factors of Foreign Investing" below. Further, there is no assurance that the favorable trends discussed below will continue, and the funds cannot guarantee they will achieve their objectives.

Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States` economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea. In 2001, Argentina defaulted on its foreign-owned debt and had the peso devalued, resulting in the resignation of its president and deadly riots in December in response to government-mandated austerity measures. In 2002, many countries throughout the world struggled economically in the face of a severe decline in the U.S. stock market, a weak American economy, threats of war, and terrorism.

  Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  Currency Fluctuations The fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund`s assets denominated in that currency. Such changes will also affect the fund`s income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of the fund`s securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of the fund`s securities denominated in that currency would be expected to decline.

  Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries and increase the cost and expenses of the fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the

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  issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund`s portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on United States exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.

  Investment Funds The fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The fund`s investment in these funds is subject to the provisions of the 1940 Act. If the fund invests in such investment funds, the fund`s shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  Taxes The dividends and interest payable on certain of the fund`s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund`s shareholders.

  Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium-sized companies.

  Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country`s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to

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  act as custodian of the fund`s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which result in significant risks and uncertainties when investing in Eastern Europe and Russia.

  Latin America

  Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

  Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

  Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund`s interests in securities denominated in such currencies.

  Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  Japan

  The Japan Fund`s concentration of its investments in Japan means the fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invest in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

  Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world`s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.

  Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan`s economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

  Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

  Foreign Trade Overseas trade is important to Japan`s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses

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  ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

  Asia (ex-Japan)

  Political Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets.

  Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund`s interests in securities denominated in such currencies.

  Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund ("IMF") and others that impose strict repayment term schedules and require significant economic and financial restructuring.

  INVESTMENT PROGRAM

  Types of Securities

  Set forth below is additional information about certain of the investments described in each fund`s prospectus.

  Hybrid Instruments

  Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

  Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond

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  exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

  The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

  Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

  Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

  Illiquid or Restricted Securities

  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund`s Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

  Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional

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  buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price International, under the supervision of the fund`s Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund`s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price International will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price International could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund`s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund`s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

  Warrants

  The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

  There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the fund may invest in these securities.

  PORTFOLIO MANAGEMENT PRACTICES

  Lending of Portfolio Securities

  Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the fund employs an agent to implement its securities lending program and the agent receives a fee from the fund for its services. The fund has a right to call each loan and obtain the securities within such period of time coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only to firms deemed by T. Rowe Price International to be of good standing and will not be made unless, in the judgment of T. Rowe Price International, the consideration to be earned from such loans would justify the risk. Additionally, the fund bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

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  Interfund Borrowing and Lending

  The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.

  Repurchase Agreements

  The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price`s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements, which do not provide for payment within seven days, will be treated as illiquid securities. The fund will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) which the fund`s investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

  Money Market Reserves

  The fund may invest its cash reserves primarily in one or more money market funds established for the .exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and T. Rowe Price International.. Currently, two such money market funds are in operation: T. Rowe Price Reserve Investment .Fund and T. Rowe Price Government Reserve Investment Fund, each a series of the T. Rowe Price Reserve .Investment Funds, Inc..Additional series may be created in the future. These funds were created and operate under an exemptive order issued by the SEC.

  Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

  The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF nor GRF pays an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

  Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

  Options

  Options are a type of potentially high-risk derivative.

  All funds except International Equity Index Fund

  Writing Covered Call Options

  The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income, which should serve to enhance the fund`s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on

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  securities or currencies which, in T. Rowe Price International`s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

  A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

  The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain, with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC, having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

  Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund`s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do) but capable of enhancing the fund`s total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one that owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund`s policy, which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund`s loss could be significant.

  The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price International, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

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  Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

  Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

  The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

  The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund`s total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

  Writing Covered Put Options

  The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

  The fund would write put options only on a covered basis. This means that the fund would maintain, in a segregated account, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price. Alternatively, the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

  The fund would generally write covered put options in circumstances where T. Rowe Price International wishes to purchase the underlying security or currency for the fund`s portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market

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  uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

  The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund`s total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

  The premium received by the fund for writing covered put options will be recorded as a liability of the fund. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices.

  Purchasing Put Options

  The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

  The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security`s market price or currency`s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

  The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

  The fund will not commit more than 5% of its assets to premiums when purchasing put options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

  Purchasing Call Options

  The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which

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  could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

  Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

  The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

  The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the fund when purchasing a call option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

  Dealer (Over-the-Counter) Options

  The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

  Exchange-traded options generally have a continuous liquid market, while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund`s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

  The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

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  International Equity Index Fund

  The only options activity the fund currently may engage in is the purchase of call options. Such activity is subject to the same risks described above under "Purchasing Call Options." However, the fund reserves the right to engage in other options activity.

  Futures Contracts

  Futures contracts are a type of potentially high-risk derivative.

  Transactions in Futures

  The fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts") for hedging, yield or return enhancement, and risk management purposes.

  The International Equity Index Fund may only enter into stock index futures which are appropriate for its investment program, to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. The fund will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

  Stock index futures contracts may be used to provide a hedge for a portion of the fund`s portfolio, as a cash management tool, or as an efficient way for T. Rowe Price International to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund`s portfolio successfully, the fund must sell futures contracts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund`s portfolio securities.

  Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

  The fund will enter into futures contracts, which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low-cost means of implementing the fund`s objectives in these areas.

  Regulatory Limitations

  If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the fund`s assets at risk to 5%.

  In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund`s assets to cover or identified accounts could impede portfolio management or the fund`s ability to meet redemption requests or other current obligations.

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  If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

  Trading in Futures Contracts

  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

  Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund`s open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

  Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require a payment by the fund ("variation margin") to restore the margin account to the amount of the initial margin.

  Subsequent payments ("mark-to-market payments") to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the fund will pay the amount of the daily change in value to the broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the broker will pay the amount of the daily change in value to the fund.

  Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

  Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset (as adjusted by a multiplier) at the time the stock index futures contract expires.

  Special Risks of Transactions in Futures Contracts

  Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day`s settlement price at the end of a trading session.

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  Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions, which would operate to terminate the fund`s position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

  Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  Hedging Risk A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price International will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund`s underlying instruments sought to be hedged.

  Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price International`s ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance, and the value of the underlying instruments held in the fund`s portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price International believes that over time the value of the fund`s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying

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  instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

  In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price International might not result in a successful hedging transaction over a very short time period.

  Options on Futures Contracts

  The fund may purchase and sell options on the same types of futures in which it may invest.

  Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer`s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price of its primary exchange at the time of which the net asset value per share of the fund is computed (close of New York Stock Exchange), or in the absence of such sale, the mean of closing bid and ask prices.

  Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the fund intends to acquire.

  As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other T. Rowe Price funds in a fair and nondiscriminatory manner.

  Special Risks of Transactions in Options on Futures Contracts

  The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit initial margin and maintain mark-to-market payments in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions

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  may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures, which may interfere with the timely execution of customers` orders.

  Additional Futures and Options Contracts

  Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

  Foreign Futures and Options

  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC`s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund`s order is placed and the time it is liquidated, offset, or exercised.

  Foreign Currency Transactions

  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a .future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, .at a price set at the time of the contract. These contracts are principally traded in the interbank market .conducted directly between currency traders (usually large, commercial banks) and their customers. A forward .contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The .fund may enter into forward contracts for a variety of purposes in connection with the management of the .foreign securities portion of its portfolio., however, under normal conditions the International Equity Index .Fund does not hedge its currency exposure.. The fund`s use of such contracts would include, but not be limited to, the following:

  First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

  Second, when T. Rowe Price International believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the

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  amount of the former foreign currency, approximating the value of some or all of the fund`s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price International believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

  The fund may enter into forward contracts for any other purpose consistent with the fund`s investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund`s holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

  At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

  If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund`s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The fund`s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price International. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

  Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

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  Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts

  The fund may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

  Transactions considered Section 1256 contracts will be considered to have been closed at the end of the fund`s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

  Options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

  Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

  In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from options, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

  Entering into certain options, futures contracts, swaps, or foreign forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.

  The Internal Revenue Service has issued a notice proposing alternative methods for the inclusion or deduction of certain payments made under swap contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the fund, potentially impacting the tax results of the fund.

  INVESTMENT RESTRICTIONS

  Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the fund`s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund`s outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund`s Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund`s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund`s prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.

  Fundamental Policies

  As a matter of fundamental policy, the fund may not:

  Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund`s

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  investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33xb6 /xb8 % of the value of the fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

  Commodities Purchase or sell physical commodities, except that it may enter into futures contracts and options thereon;

  Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the International Equity Index Fund will invest more than 25% of the value of its total assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus;

  Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33xb6 /xb8 % of the value of the fund`s total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

  All funds except Latin America, Emerging Europe & Mediterranean, and New Asia Funds

  Percent Limit on Assets Invested in Any One Issuer.Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund`s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

  Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

  All funds

  Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

  Senior Securities Issue senior securities except in compliance with the 1940 Act; or

  Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

  NOTES

  The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

  With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

  For purposes of investment restriction (3):

  U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

  Industries are determined by reference to the classifications of industries and sub-industries set forth in the Morgan Stanley Capital International/Standard & Poor`s Global Industry Classification Standard.

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  It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction.

  For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

  With respect to investment restriction (8), under the 1940 Act, an open-end investment company can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the company must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

  Operating Policies

  As a matter of operating policy, the fund may not:

  Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

  Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

  Futures Contracts Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund`s net asset value;

  Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

  Investment Companies  Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds;

  Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

  Mortgaging Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the fund as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33xb6 /xb8 % of the fund`s total assets at the time of borrowing or investment;

  Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

  Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

  Short Sales Effect short sales of securities; or

  Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

  In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. Each fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund`s total assets may be invested in such securities.

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  All funds except International Growth & Income Fund

  The 80% name test set forth in the fund`s investment strategy will be based on the fund`s net assets plus any borrowings for investment purposes.

  MANAGEMENT OF the fund

  The officers and directors of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price or T. Rowe Price International for more than five years.

  The fund is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. The Board also is responsible for performing various duties imposed on them by the 1940 Act and by the laws of Maryland or Massachusetts. The majority of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Each Board currently has three committees, described in the following paragraphs.

  The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund`s Board. F. Pierce Linaweaver is chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held one formal meeting during the last fiscal year.

  The Joint Audit Committee is comprised of David K. Fagin, Hanne M. Merriman, John G. Schreiber, and Paul M. Wythes, all independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management`s response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants` fees; and (6) any accounting or other questions relating to particular areas of the T. Rowe Price funds` operations or the operations of parties dealing with the T. Rowe Price funds, as circumstances indicate. The Audit Committee for the funds met two times in 2002. All members of the committee participated in the meetings.

  The fund`s Executive Committee, consisting of the fund`s interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

  Independent Directors*

Name, Date of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
Anthony W. Deering1/28/45105 portfolios	Since later of 1991 or year of incorporation(b)	Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)	The Rouse Company and Mercantile Bank
Donald W. Dick, Jr.1/27/43105 portfolios	Since later of 1988 or year of incorporation(b)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm	None
David K. Fagin4/9/38105 portfolios	Since later of 2001 or year of incorporation(b)	Director, Golden Star Resources Ltd., Canyon Resources, Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corporation	Golden Star Resources Ltd., Canyon Resources, Corp., and Pacific Rim Mining Corp.
F. Pierce Linaweaver8/22/34105 portfolios	Since later of 2001 or year of incorporation(b)	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental & civil engineers	None
Hanne M. Merriman11/16/41105 portfolios	Since later of 2001 or year of incorporation(b)	Retail Business Consultant	Ann Taylor Stores Corporation, Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
John G. Schreiber10/21/46105 portfolios	Since later of 2001 or year of incorporation(b)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.	AMLI Residential Properties Trust, Host Marriott Corporation, and The Rouse Company, real estate developers
Hubert D. Vos8/2/33105 portfolios	Since later of 2001 or year of incorporation(b)	Owner/President, Stonington Capital Corporation, a private investment company	None
Paul M. Wythes6/23/33105 portfolios	Since later of 1996 or year of incorporation(b)	Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States	Teltone Corporation

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  *All information about the directors was current as of December 31, 2002.

  (a)Each director serves until election of a successor.

  (b)See years of incorporation in the following table.

Incorporation Years
Corporation	Year of Incorporation
International Funds	1979
Institutional International Funds	1989
International Index Fund	2000

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  Inside Directors*

Name, Date of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Term of Office(a)and Length of Time Served	Principal Occupation(s)During Past 5 Years	Other Directorships of Public Companies

James S. Riepe6/25/43105 portfolios	Since later of 2002 or year of incorporation(b)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited Chairman of the Board, all funds
None

M. David Testa4/22/44105 portfolios	Since later of 1979 or year of incorporation(b)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; Chairman of the Board and Director, T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company Vice President, all funds except International Index Fund
None

  *All information about the directors was current as of December 31, 2002.

  (a)Each director serves until election of a successor.

  (b)See years of incorporation in the table above.

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  Officers

Name, Date of Birth, andPrincipal Occupations	Position(s) Held With Fund(s)

Jeanne M. Aldave, 11/19/71Employee, T. Rowe Price	Vice President, International Index Fund

Christopher D. Alderson, 3/29/62Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, International Funds

Mark C.J. Bickford-Smith, 4/30/62Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, all funds

Stephanie C. Clancy, 12/19/64Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, International Index Fund

Michael J. Conelius, 6/16/64Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, International Funds

  Ann B. Cranmer, 3/23/47Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; Vice President and Secretary, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited
Assistant Vice President, International Funds

Wendy R. Diffenbaugh, 10/2/53Assistant Vice President, T. Rowe Price	Assistant Vice President, International Index Fund

Frances Dydasco, 5/8/66Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds

Mark J.T. Edwards, 10/27/57Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds

Name, Date of Birth, andPrincipal Occupations	Position(s) Held With Fund(s)

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Roger L. Fiery III, 2/10/59Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Assistant Vice President, International Funds

John R. Ford, 11/25/57Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Chief Investment Officer, Director, and Vice President, T. Rowe Price International	President, all funds except International Index Fund

  Henry H. Hopkins, 12/23/42Director and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
Vice President, all funds

  Ian D. Kelson, 8/16/56Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; formerly Head of Fixed Income for Morgan Grenfell/Deutsche Asset Management (2000)
Vice President, International Funds

Raymond A. Mills, 12/3/60Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; formerly Principal Systems Engineer at TASC, Inc.; Chartered Financial Analyst	President, International Index Fund

M. Christine Munoz, 12/2/62Vice President, T. Rowe Price	Vice President, International Index Fund

George A. Murnaghan, 5/1/56Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company	Vice President, all funds except International Index Fund

Gonzalo Px87 ngaro, 11/27/68Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds

Name, Date of Birth, andPrincipal Occupations	Position(s) Held With Fund(s)

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D. James Prey III, 11/26/59Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, International Funds

Robert Revel-Chion, 3/9/65Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds

Christopher Rothery, 5/26/63Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds

  R. Todd Ruppert, 5/7/56Director, Chief Investment Officer, and President, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, and T. Rowe Price Trust Company
Vice President, Institutional International Funds

James B.M. Seddon, 6/17/64Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, all funds

Robert W. Smith, 4/11/61Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, International Funds

Benedict R.F. Thomas, 8/27/64Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds

  Justin Thomson, 1/14/68Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; (1998 to present) Small-Cap Coordinator, T. Rowe Price International; formerly (1991-1998) Portfolio Manager, G.T. Capital/Invesco
Vice President, International Funds

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Name, Date of Birth, andPrincipal Occupations	Position(s) Held With Fund(s)

  David J.L. Warren, 4/14/57Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, Chief Executive Officer, and President, T. Rowe Price International, Inc.; Director, T. Rowe Price Global Asset Management Limited
Executive Vice President, International Funds; Vice President, Institutional International Funds

William F. Wendler II, 3/14/62Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, all funds except International Index Fund

Richard T. Whitney, 5/7/58Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Trust Company, and T. Rowe Price International, Inc.	Executive Vice President, International Index Fund; Vice President, International Funds

  Edward A. Wiese, 4/12/59Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Director, Chief Investment Officer, and Vice President, T. Rowe Price Savings Bank; Chartered Financial Analyst
Vice President, all funds except International Index Fund

Joseph A. Carrier, 12/30/60Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.	Treasurer, all funds

Patricia B. Lippert, 1/12/53Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.	Secretary, all funds

David S. Middleton, 1/18/56Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Controller, all funds

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  Director Compensation Table

  The fund does not pay pension or retirement benefits to its officers or directors. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.

Name of Person	Aggregate Compensation From Fund(a)	Total Compensation From Fund and Fund Complex Paid to Directors(b)
International Stock Fund
Anthony W. Deering, Director	$4,019	$110,000
Donald W. Dick, Jr., Director	4,019	110,000
David K. Fagin, Director	4,149	112,000
F. Pierce Linaweaver, Director	4,213	113,000
Hanne M. Merriman, Director	4,019	110,000
John G. Schreiber, Director	4,213	113,000
Hubert D. Vos, Director	4,084	111,000
Paul M. Wythes, Director	4,213	113,000
International Discovery Fund
Anthony W. Deering, Director	$819	$110,000
Donald W. Dick, Jr., Director	819	110,000
David K. Fagin, Director	830	112,000
F. Pierce Linaweaver, Director	834	113,000
Hanne M. Merriman, Director	819	110,000
John G. Schreiber, Director	834	113,000
Hubert D. Vos, Director	825	111,000
Paul M. Wythes, Director	834	113,000
International Growth & Income Fund
Anthony W. Deering, Director	$562	$110,000
Donald W. Dick, Jr., Director	562	110,000
David K. Fagin, Director	562	112,000
F. Pierce Linaweaver, Director	562	113,000
Hanne M. Merriman, Director	562	110,000
John G. Schreiber, Director	562	113,000
Hubert D. Vos, Director	562	111,000
Paul M. Wythes, Director	562	113,000
European Stock Fund
Anthony W. Deering, Director	$1,006	$110,000
Donald W. Dick, Jr., Director	1,006	110,000
David K. Fagin, Director	1,024	112,000
F. Pierce Linaweaver, Director	1,032	113,000
Hanne M. Merriman, Director	1,006	110,000
John G. Schreiber, Director	1,032	113,000
Hubert D. Vos, Director	1,015	111,000
Paul M. Wythes, Director	1,032	113,000
Japan Fund
Anthony W. Deering, Director	$634	$110,000
Donald W. Dick, Jr., Director	634	110,000
David K. Fagin, Director	637	112,000
F. Pierce Linaweaver, Director	638	113,000
Hanne M. Merriman, Director	634	110,000
John G. Schreiber, Director	638	113,000
Hubert D. Vos, Director	636	111,000
Paul M. Wythes, Director	638	113,000
New Asia Fund
Anthony W. Deering, Director	$936	$110,000
Donald W. Dick, Jr., Director	936	110,000
David K. Fagin, Director	949	112,000
F. Pierce Linaweaver, Director	952	113,000
Hanne M. Merriman, Director	936	110,000
John G. Schreiber, Director	952	113,000
Hubert D. Vos, Director	942	111,000
Paul M. Wythes, Director	952	113,000
Latin America Fund
Anthony W. Deering, Director	$651	$110,000
Donald W. Dick, Jr., Director	651	110,000
David K. Fagin, Director	654	112,000
F. Pierce Linaweaver, Director	656	113,000
Hanne M. Merriman, Director	651	110,000
John G. Schreiber, Director	656	113,000
Hubert D. Vos, Director	653	111,000
Paul M. Wythes, Director	656	113,000
Emerging Markets Stock Fund
Anthony W. Deering, Director	$653	$110,000
Donald W. Dick, Jr., Director	653	110,000
David K. Fagin, Director	655	112,000
F. Pierce Linaweaver, Director	657	113,000
Hanne M. Merriman, Director	653	110,000
John G. Schreiber, Director	657	113,000
Hubert D. Vos, Director	654	111,000
Paul M. Wythes, Director	657	113,000
Global Stock Fund
Anthony W. Deering, Director	$599	$110,000
Donald W. Dick, Jr., Director	599	110,000
David K. Fagin, Director	600	112,000
F. Pierce Linaweaver, Director	601	113,000
Hanne M. Merriman, Director	599	110,000
John G. Schreiber, Director	601	113,000
Hubert D. Vos, Director	599	111,000
Paul M. Wythes, Director	601	113,000
Institutional Emerging Markets Equity Fund(c)
Anthony W. Deering, Director	—	$110,000
Donald W. Dick, Jr., Director	—	110,000
David K. Fagin, Director	—	112,000
F. Pierce Linaweaver, Director	—	113,000
Hanne M. Merriman, Director	—	110,000
John G. Schreiber, Director	—	113,000
Hubert D. Vos, Director	—	111,000
Paul M. Wythes, Director	—	113,000
Institutional Foreign Equity Fund
Anthony W. Deering, Director	$1,497	$110,000
Donald W. Dick, Jr., Director	1,497	110,000
David K. Fagin, Director	1,535	112,000
F. Pierce Linaweaver, Director	1,553	113,000
Hanne M. Merriman, Director	1,497	110,000
John G. Schreiber, Director	1,553	113,000
Hubert D. Vos, Director	1,516	111,000
Paul M. Wythes, Director	1,553	113,000
Emerging Europe & Mediterranean Fund
Anthony W. Deering, Director	$569	$110,000
Donald W. Dick, Jr., Director	569	110,000
David K. Fagin, Director	569	112,000
F. Pierce Linaweaver, Director	569	113,000
Hanne M. Merriman, Director	569	110,000
John G. Schreiber, Director	569	113,000
Hubert D. Vos, Director	569	111,000
Paul M. Wythes, Director	569	113,000
International Equity Index Fund
Anthony W. Deering, Director	$564	$110,000
Donald W. Dick, Jr., Director	564	110,000
David K. Fagin, Director	564	112,000
F. Pierce Linaweaver, Director	564	113,000
Hanne M. Merriman, Director	564	110,000
John G. Schreiber, Director	564	113,000
Hubert D. Vos, Director	564	111,000
Paul M. Wythes, Director	564	113,000

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

  Amounts in this column are based on accrued compensation for fiscal year 2002.

  Amounts in this column are based on compensation received for fiscal year 2002. The T. Rowe Price complex included 105 funds as of December 31, 2002.

  Expenses estimated for the period October 31, 2002 through October 31, 2003.

  Directors` Holdings in the T. Rowe Price Funds

  The following table sets forth the T. Rowe Price fund holdings of the independent and inside directors, as of December 31, 2002.

	Deering	Dick	Fagin	Linaweaver	Merriman	Schreiber	Vos	Wythes
Aggregate Holdings,All Funds	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Balanced Fund	None	None	None	over $100,000	None	None	None	None
Blue Chip Growth Fund	None	$10,001-$50,000	$50,001-$100,000	None	over $100,000	None	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None	None	None	None	None
Blue Chip Growth Fund—R Class	None	None	None	None	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None	None	None	None	None
California Tax-Free Bond Fund	None	None	None	None	None	None	None	None
California Tax-Free Money Fund	None	None	None	None	None	None	None	None
Capital Appreciation Fund	None	over $100,000	None	None	$10,001-$50,000	None	None	None
Capital Opportunity Fund	None	None	None	None	None	None	None	None
Corporate Income Fund	None	None	None	None	None	None	None	None
Developing Technologies Fund	None	None	None	None	None	None	None	None
Diversified Small-Cap Growth Fund	None	None	None	None	None	None	None	None
Dividend Growth Fund	None	None	$10,001-$50,000	None	$10,001-$50,000	None	None	None
Emerging Europe & Mediterranean Fund	None	None	None	None	None	None	None	None
Emerging Markets Bond Fund	None	None	None	None	None	None	None	None
Emerging Markets Stock Fund	None	None	None	None	None	None	None	None
Equity Income Fund	None	$50,001-$100,000	$10,001-$50,000	None	$50,001-$100,000	None	$10,001-$50,000	None
Equity Income Fund—Advisor Class	None	None	None	None	None	None	None	None
Equity Income Fund—R Class	None	None	None	None	None	None	None	None
Equity Income Portfolio	None	None	None	None	None	None	None	None
Equity Income Portfolio—II	None	None	None	None	None	None	None	None
Equity Index 500 Fund	None	None	None	None	over $100,000	None	None	None
Equity Index 500 Portfolio	None	None	None	None	None	None	None	None
European Stock Fund	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	None	None	None	None	None
Extended Equity Market Index Fund	None	None	None	None	None	None	None	None
Financial Services Fund	None	$10,001-$50,000	None	None	None	None	None	None
Florida Intermediate Tax-Free Fund	None	None	None	None	None	None	None	None
Georgia Tax-Free Bond Fund	None	None	None	None	None	None	None	None
Global Stock Fund	None	None	None	None	None	None	None	None
Global Technology Fund	None	None	None	None	None	None	None	None
GNMA Fund	None	None	None	None	None	over $100,000	None	None
Government Reserve Investment Fund	None	None	None	None	None	None	None	None
Growth & Income Fund	None	$1-$10,000	None	None	None	over $100,000	None	$10,001-$50,000
Growth Stock Fund	None	$10,001-$50,000	None	$10,001-$50,000	None	None	None	None
Growth Stock Fund—Advisor Class	None	None	None	None	None	None	None	None
Growth Stock Fund—R Class	None	None	None	None	None	None	None	None
Health Sciences Fund	None	$10,001-$50,000	None	None	None	None	$10,001-$50,000	$1-$10,000
Health Sciences Portfolio	None	None	None	None	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None	None	None	None	None
High Yield Fund	None	$10,001-$50,000	None	over $100,000	None	over $100,000	None	None
High Yield Fund—Advisor Class	None	None	None	None	None	None	None	None
Inflation Protected Bond Fund	None	None	None	None	None	None	None	None
Institutional Emerging Markets Equity Fund	None	None	None	None	None	None	None	None
Institutional Foreign Equity Fund	None	None	None	None	None	None	None	None
Institutional High Yield Fund	None	None	None	None	None	None	None	None
Institutional Large-Cap Growth Fund	None	None	None	None	None	None	None	None
Institutional Large-Cap Value Fund	None	None	None	None	None	None	None	None
Institutional Mid-Cap Equity Growth Fund	None	None	None	None	None	None	None	None
Institutional Small-Cap Stock Fund	None	None	None	None	None	None	None	None
International Bond Fund	None	$10,001-$50,000	None	None	None	None	None	None
International Bond Fund—Advisor Class	None	None	None	None	None	None	None	None
International Discovery Fund	$10,001-$50,000	$10,001-$50,000	None	over $100,000	None	None	None	over $100,000
International Equity Index Fund	None	None	None	None	None	None	None	None
International Growth & Income Fund	None	None	None	None	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None	None	None	None	None
International Stock Fund	over $100,000	None	over $100,000	None	None	None	None	None
International Stock Fund—Advisor Class	None	None	None	None	None	None	None	None
International Stock Fund—R Class	None	None	None	None	None	None	None	None
International Stock Portfolio	None	None	None	None	None	None	None	None
Japan Fund	None	None	None	None	None	None	None	None
Latin America Fund	None	None	None	None	None	None	None	None
Limited-Term Bond Portfolio	None	None	None	None	None	None	None	None
Maryland Short-Term Tax-Free Bond Fund	None	None	None	None	None	None	None	None
Maryland Tax-Free Bond Fund	None	None	None	None	None	None	None	None
Maryland Tax-Free Money Fund	None	None	None	None	None	None	None	None
Media & Telecommunications Fund	$10,001-$50,000	None	None	None	None	None	None	None
Mid-Cap Growth Fund	None	$10,001-$50,000	over $100,000	None	None	None	$10,001-$50,000	None
Mid-Cap Growth Fund—Advisor Class	None	None	None	None	None	None	None	None
Mid-Cap Growth Fund—R Class	None	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None	None	None	None	None
Mid-Cap Value Fund	None	None	None	None	None	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None	None
Mid-Cap Value Fund—R Class	None	None	None	None	None	None	None	None
New America Growth Fund	None	None	None	over $100,000	$10,001-$50,000	None	None	$10,001-$50,000
New America Growth Portfolio	None	None	None	None	None	None	None	None
New Asia Fund	None	None	$10,001-$50,000	None	None	None	None	None
New Era Fund	None	None	None	None	None	None	$10,001-$50,000	None
New Horizons Fund	over $100,000	$10,001-$50,000	$1-$10,000	over $100,000	$10,001-$50,000	None	$10,001-$50,000	$50,001-$100,000
New Income Fund	None	$50,001-$100,000	None	None	None	over $100,000	None	None
New Income Fund—Advisor Class	None	None	None	None	None	None	None	None
New Income Fund—R Class	None	None	None	None	None	None	None	None
New Jersey Tax-Free Bond Fund	None	None	None	None	None	None	None	None
New York Tax-Free Bond Fund	None	None	None	None	None	None	None	None
New York Tax-Free Money Fund	None	None	None	None	None	None	None	None
Personal Strategy Balanced Fund	None	None	None	None	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None	None	None	None	None
Personal Strategy Growth Fund	None	None	None	None	None	None	None	None
Personal Strategy Income Fund	None	None	None	None	None	None	None	None
Prime Reserve Fund	None	over $100,000	None	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	None	None
Prime Reserve Portfolio	None	None	None	None	None	None	None	None
Real Estate Fund	None	None	None	None	None	None	None	None
Reserve Investment Fund	None	None	None	None	None	None	None	None
Retirement 2010 Fund	None	None	None	None	None	None	None	None
Retirement 2020 Fund	None	None	None	None	None	None	None	None
Retirement 2030 Fund	None	None	None	None	None	None	None	None
Retirement 2040 Fund	None	None	None	None	None	None	None	None
Retirement Income Fund	None	None	None	None	None	None	None	None
Science & Technology Fund	None	None	None	None	$10,001-$50,000	None	$10,001-$50,000	$10,001-$50,000
Science & Technology Fund—Advisor Class	None	None	None	None	None	None	None	None
Short-Term Bond Fund	None	None	$50,001-$100,000	None	None	over $100,000	None	None
Small-Cap Stock Fund	None	$10,001-$50,000	over $100,000	None	None	None	$10,001-$50,000	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None	None	None	None	None
Small-Cap Value Fund	None	$10,001-$50,000	None	None	None	None	$10,001-$50,000	$10,001-$50,000
Small-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None	None
Spectrum Growth Fund	None	None	None	None	over $100,000	None	None	None
Spectrum Income Fund	None	None	None	None	None	None	None	None
Spectrum International Fund	None	None	None	None	$10,001-$50,000	None	None	None
Summit Cash Reserves Fund	None	over $100,000	over $100,000	None	None	over $100,000	None	None
Summit GNMA Fund	None	None	None	None	None	None	None	None
Summit Municipal Income Fund	None	None	None	None	None	over $100,000	None	None
Summit Municipal Intermediate Fund	None	None	None	None	None	over $100,000	None	None
Summit Municipal Money Market Fund	None	None	None	None	over $100,000	over $100,000	None	None
Tax-Efficient Balanced Fund	None	None	$50,001-$100,000	None	None	None	None	None
Tax-Efficient Growth Fund	None	None	$10,001-$50,000	None	None	None	None	None
Tax-Efficient Multi-Cap Growth Fund	None	None	None	None	None	None	None	None
Tax-Exempt Money Fund	None	None	None	None	None	over $100,000	None	None
Tax-Free High Yield Fund	None	None	None	None	None	over $100,000	None	None
Tax-Free Income Fund	None	None	None	None	None	over $100,000	None	None
Tax-Free Income Fund—Advisor Class	None	None	None	None	None	None	None	None
Tax-Free Intermediate Bond Fund	None	None	None	None	None	None	None	None
Tax-Free Short-Intermediate Fund	None	None	None	None	None	over $100,000	None	None
Total Equity Market Index Fund	None	None	None	None	None	None	None	None
U.S. Bond Index Fund	None	None	None	None	None	None	None	None
U.S. Treasury Intermediate Fund	None	over $100,000	None	None	None	over $100,000	None	None
U.S. Treasury Long-Term Fund	None	None	None	None	None	over $100,000	None	None
U.S. Treasury Money Fund	None	None	None	None	None	over $100,000	None	None
Value Fund	None	$10,001-$50,000	$50,001-$100,000	None	$50,001-$100,000	over $100,000	None	over $100,000
Value Fund—Advisor Class	None	None	None	None	None	None	None	None
Virginia Tax-Free Bond Fund	None	None	None	None	None	None	None	None

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	Riepe	Testa
Aggregate Holdings,All Funds	over $100,000	over $100,000
Balanced Fund	over $100,000	None
Blue Chip Growth Fund	None	None
Blue Chip Growth Fund—Advisor Class	None	None
Blue Chip Growth Fund—R Class	None	None
Blue Chip Growth Portfolio	None	None
Blue Chip Growth Portfolio—II	None	None
California Tax-Free Bond Fund	None	None
California Tax-Free Money Fund	None	None
Capital Appreciation Fund	over $100,000	None
Capital Opportunity Fund	None	None
Corporate Income Fund	None	None
Developing Technologies Fund	None	None
Diversified Small-Cap Growth Fund	None	None
Dividend Growth Fund	None	None
Emerging Europe & Mediterranean Fund	None	None
Emerging Markets Bond Fund	None	None
Emerging Markets Stock Fund	$10,001-$50,000	over $100,000
Equity Income Fund	over $100,000	None
Equity Income Fund—Advisor Class	None	None
Equity Income Fund—R Class	None	None
Equity Income Portfolio	None	None
Equity Income Portfolio—II	None	None
Equity Index 500 Fund	None	None
Equity Index 500 Portfolio	None	None
European Stock Fund	None	None
Extended Equity Market Index Fund	None	None
Financial Services Fund	None	None
Florida Intermediate Tax-Free Fund	None	None
Georgia Tax-Free Bond Fund	None	None
Global Stock Fund	None	None
Global Technology Fund	None	None
GNMA Fund	None	None
Government Reserve Investment Fund	None	None
Growth & Income Fund	over $100,000	None
Growth Stock Fund	None	None
Growth Stock Fund—Advisor Class	None	None
Growth Stock Fund—R Class	None	None
Health Sciences Fund	None	over $100,000
Health Sciences Portfolio	None	None
Health Sciences Portfolio—II	None	None
High Yield Fund	over $100,000	over $100,000
High Yield Fund—Advisor Class	None	None
Inflation Protected Bond Fund	None	None
Institutional Emerging Markets Equity Fund	None	None
Institutional Foreign Equity Fund	None	None
Institutional High Yield Fund	None	over $100,000
Institutional Large-Cap Growth Fund	None	None
Institutional Large-Cap Value Fund	None	None
Institutional Mid-Cap Equity Growth Fund	None	None
Institutional Small-Cap Stock Fund	None	None
International Bond Fund	None	None
International Bond Fund—Advisor Class	None	None
International Discovery Fund	$1-$10,000	$10,001-$50,000
International Equity Index Fund	None	None
International Growth & Income Fund	None	None
International Growth & Income Fund—Advisor Class	None	None
International Growth & Income Fund—R Class	None	None
International Stock Fund	over $100,000	over $100,000
International Stock Fund—Advisor Class	None	None
International Stock Fund—R Class	None	None
International Stock Portfolio	None	None
Japan Fund	over $100,000	None
Latin America Fund	None	None
Limited-Term Bond Portfolio	None	None
Maryland Short-Term Tax-Free Bond Fund	None	None
Maryland Tax-Free Bond Fund	None	None
Maryland Tax-Free Money Fund	None	None
Media & Telecommunications Fund	None	None
Mid-Cap Growth Fund	None	over $100,000
Mid-Cap Growth Fund—Advisor Class	None	None
Mid-Cap Growth Fund—R Class	None	None
Mid-Cap Growth Portfolio	None	None
Mid-Cap Growth Portfolio—II	None	None
Mid-Cap Value Fund	None	over $100,000
Mid-Cap Value Fund—Advisor Class	None	None
Mid-Cap Value Fund—R Class	None	None
New America Growth Fund	None	None
New America Growth Portfolio	None	None
New Asia Fund	$1-$10,000	None
New Era Fund	None	None
New Horizons Fund	None	over $100,000
New Income Fund	None	None
New Income Fund—Advisor Class	None	None
New Income Fund—R Class	None	None
New Jersey Tax-Free Bond Fund	None	None
New York Tax-Free Bond Fund	None	None
New York Tax-Free Money Fund	None	None
Personal Strategy Balanced Fund	None	None
Personal Strategy Balanced Portfolio	None	None
Personal Strategy Growth Fund	None	None
Personal Strategy Income Fund	None	None
Prime Reserve Fund	$50,001-$100,000	$1-$10,000
Prime Reserve Portfolio	None	None
Real Estate Fund	None	$10,001-$50,000
Reserve Investment Fund	None	None
Retirement 2010 Fund	None	None
Retirement 2020 Fund	None	None
Retirement 2030 Fund	None	None
Retirement 2040 Fund	None	None
Retirement Income Fund	None	None
Science & Technology Fund	over $100,000	None
Science & Technology Fund—Advisor Class	None	None
Short-Term Bond Fund	over $100,000	None
Small-Cap Stock Fund	None	None
Small-Cap Stock Fund—Advisor Class	None	None
Small-Cap Value Fund	over $100,000	over $100,000
Small-Cap Value Fund—Advisor Class	None	None
Spectrum Growth Fund	None	None
Spectrum Income Fund	None	None
Spectrum International Fund	None	None
Summit Cash Reserves Fund	over $100,000	over $100,000
Summit GNMA Fund	None	None
Summit Municipal Income Fund	None	None
Summit Municipal Intermediate Fund	None	over $100,000
Summit Municipal Money Market Fund	over $100,000	None
Tax-Efficient Balanced Fund	None	None
Tax-Efficient Growth Fund	None	None
Tax-Efficient Multi-Cap Growth Fund	None	None
Tax-Exempt Money Fund	None	None
Tax-Free High Yield Fund	None	None
Tax-Free Income Fund	None	$10,001-$50,000
Tax-Free Income Fund—Advisor Class	None	None
Tax-Free Intermediate Bond Fund	None	None
Tax-Free Short-Intermediate Fund	over $100,000	None
Total Equity Market Index Fund	over $100,000	None
U.S. Bond Index Fund	None	None
U.S. Treasury Intermediate Fund	None	None
U.S. Treasury Long-Term Fund	None	None
U.S. Treasury Money Fund	None	None
Value Fund	over $100,000	over $100,000
Value Fund—Advisor Class	None	None
Virginia Tax-Free Bond Fund	None	None

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

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  PRINCIPAL HOLDERS OF SECURITIES

  As of January 31, 2003, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

  As of January 31, 2003, the following shareholders of record owned more than 5% of the outstanding shares of the fund:

  Global Stock Fund (19.65%) and International Equity Index (5.41%): T. Rowe Price RPS Inc. Co. Omnibus, Plan #OMNI Plan, Install Team for #113, P.O. Box 17215, Baltimore, Maryland 21297-1215.

  International Discovery Fund (5.06%): T. Rowe Price RPS, Attn.: Asset Reconciliation, P.O. Box 17215, Baltimore, Maryland 21297-1215

  International Equity Index (16.59%) and International Growth & Income (5.36%) Funds: TRP Finance Inc., 802 West Street, Suite 301, Wilmington, Delaware 19801-1526.

  International Stock (5.40%), International Discovery (5.11%), European Stock (10.37%), Japan (7.61%), New Asia (7.93%), and Emerging Markets Stock (13.47%) Funds: Charles Schwab & Co. Inc., Reinvestment Account, Attn.: Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122.

  International Stock (15.37%) and Emerging Markets Stock (6.74%) Funds: T. Rowe Price Trust Co. Inc., Attn.: TRPS Inst. Control Dept., P.O. Box 17215, Baltimore, Maryland 21297-1215.

  International Stock Fund (9.34%): Pirateline & Co., T. Rowe Price Associates, Attn.: Fund Accounting Dept., 100 East Pratt Street, Baltimore, Maryland 21202-1009.

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  INVESTMENT MANAGEMENT SERVICES

  Services

  Under the Management Agreement, T. Rowe Price International provides the fund with discretionary investment services. Specifically, T. Rowe Price International is responsible for supervising and directing the investments of the fund in accordance with the fund`s investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price International is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price International provides the fund with certain corporate administrative services, including: maintaining the fund`s corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund`s custodian and transfer agent; assisting the fund in the coordination of such agents` activities; and permitting T. Rowe Price International`s employees to serve as officers, directors, and committee members of the fund without cost to the fund.

  The Management Agreement also provides that T. Rowe Price International, its directors, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

  Under the Management Agreement, T. Rowe Price International is permitted to utilize the services or facilities of others to provide it or the fund with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice, or assistance as T. Rowe Price International may deem necessary, appropriate, or convenient for the discharge of its obligations under the Management Agreement or otherwise helpful to the fund.

  Approval of Management Agreements

  The Management Agreements of the funds are reviewed each year by the funds` Boards of Directors to determine whether the agreements should be renewed for a one-year period or not. Renewal of the agreements requires the majority vote of the Board of Directors, including a majority of the independent directors. Each fund Board consists of a majority of independent directors.

  In approving the continuation of the investment management agreements for each fund for the current year, the Board reviewed reports prepared by T. Rowe Price International, materials provided by fund counsel and counsel to the independent directors, as well as other information. The Board considered the nature and quality of the investment management services provided to the fund by T. Rowe Price International under the investment management agreements and the personnel who provide these services, including the historical performance of the fund compared to its benchmark index and its peer group of similar investment companies. In addition, the Board considered other services provided to the fund by T. Rowe Price International and its affiliates, such as administrative services, shareholder services, fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the fund`s operation.

  The Board considered the fees paid to T. Rowe Price International for investment management services, as well as compensation paid to T. Rowe Price International or its affiliates for other non-advisory services provided to the fund. In connection with its review of the fees paid to T. Rowe Price International and its affiliates, the Board reviewed information provided by Lipper Inc. comparing the fund`s advisory fee rate and overall expense ratio with those of comparable funds. Where applicable, the Board considered that the fund`s advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally and where applicable, the Board considered the contractual fee waivers and expense reimbursements agreed to by T. Rowe Price International.

  The Board also considered the costs incurred and the benefits received by T. Rowe Price International and its affiliates, including the profitability of T. Rowe Price International from providing advisory services to the fund. In reviewing data concerning the profitability of T. Rowe Price International, the Board examined, among other components, the cost allocation methodology utilized in the presentation. In addition, the Board considered other potential benefits to T. Rowe Price International, such as the research services T. Rowe Price International receives from brokers in return for allocating fund brokerage in a "soft dollar" arrangement.

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  Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by T. Rowe Price International to the fund and that the management fee rate was reasonable in relation to such services. The independent directors of the fund were assisted by independent legal counsel in their deliberations.

  All funds except Institutional Foreign Equity and International Equity Index Funds

  Management Fee

  The fund pays T. Rowe Price International a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price International on the first business day of the next succeeding calendar month and is calculated as described next.

  The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds` group fee accrual as determined below ("Daily Price Funds` Group Fee Accrual") by the ratio of the Price Funds` net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds` Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds` Group Fee Accrual for that day as determined in accordance with the following schedule:
0.480%	First $1 billion	0.360%	Next $2 billion	0.310%	Next $16 billion
0.450%	Next $1 billion	0.350%	Next $2 billion	0.305%	Next $30 billion
0.420%	Next $1 billion	0.340%	Next $5 billion	0.300%	Next $40 billion
0.390%	Next $1 billion	0.330%	Next $10 billion	0.295%	Thereafter
0.370%	Next $1 billion	0.320%	Next $10 billion

  For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the T. Rowe Price Spectrum Funds, Retirement Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds` Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

  The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee .Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying .the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate and .multiplying this product by the net assets of the fund for that day, as determined in accordance with the .fund`s prospectus as of the close of business on the previous business day on which the fund was open for .business. The individual fund fees.are listed in the following table:

Emerging Europe & Mediterranean Fund	0.75%
Emerging Markets Stock Fund	0.75
European Stock Fund	0.50
Global Stock Fund	0.35
International Discovery Fund	0.75
International Growth & Income Fund	0.35
International Stock Fund	0.35
Japan Fund	0.50
Latin America Fund	0.75
New Asia Fund	0.50

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  The following table sets forth the total management fees if any, paid to T. Rowe Price International by the funds during the last three years:
Fund	2002	2001	2000
Emerging Europe & Mediterranean	$87,000	$48,000	$(b)
Emerging Markets Stock	1,793,000	1,669,000	1,859,000
European Stock	6,316,000	8,430,000	11,543,000
Global Stock	359,000	465,000	660,000
International Discovery	4,770,000	7,101,000	10,449,000
International Growth & Income(a)	(b)	(b)	(b)
International Stock(a)	39,511,000	55,864,000	79,269,000
Japan	1,085,000	1,727,000	3,735,000
Latin America	1,739,000	2,179,000	2,734,000
New Asia	5,351,000	5,854,000	9,914,000

  (a)The fund has three classes of shares. The management fee is allocated to the class based on relative net assets.

  (b)Due to the fund`s expense limitation in effect at that time, no management fees were paid by the fund to T. Rowe Price International.

  Expense Limitations and Reimbursements

  The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price International has agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the fund`s ratio of expenses to average net assets to exceed the indicated percentage limitation. (The expense limitation for the Advisor and R Classes relate to operating expenses other than management fees and certain other portfolio level expenses such as fees for custody, outside directors, and auditors.) The expenses borne by T. Rowe Price International are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund`s expense ratio exceeding its applicable limitation.

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Fund	Limitation Period	Expense Ratio Limitation	Reimbursement Date
Emerging Europe & Mediterranean(a)	November 1, 2002 — February 28, 2005	1.75%	February 28, 2007
Global Stock(b)	November 1, 2001 — October 31, 2003	1.20%	October 31, 2005
International Growth & Income(c)	November 1, 2002 — February 28, 2005	1.25%	February 28, 2007
International Growth & Income Fund—Advisor Class	September 30, 2002 — February 28, 2004	1.15%	February 28, 2006
International Growth & Income Fund—R Class	September 30, 2002 — February 28, 2004	1.40%	February 28, 2006
International Stock Fund—Advisor Class	January 1, 2002 — October 31, 2003	1.15%	October 31, 2005
International Stock Fund—R Class	September 30, 2002 — February 28, 2004	1.40%	February 28, 2006
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  (a)The Emerging Europe & Mediterranean Fund previously operated under a 1.75% limitation that expired October 31, 2002. The reimbursement period for this limitation extends through October 31, 2004.

  (b)The Global Stock Fund previously operated under a 1.20% limitation that expired October 31, 2001. The reimbursement period for this limitation extends through October 31, 2003.

  (c)The International Growth & Income Fund previously operated under a 1.25% limitation that expired October 31, 2002. The reimbursement period for this limitation extends through October 31, 2004.

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  Each of the above-referenced fund`s Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the fund may reimburse T. Rowe Price International, provided the reimbursement does not result in the fund`s aggregate expenses exceeding the additional expense limitation.

  Pursuant to the Emerging Europe & Mediterranean Fund`s current expense limitation, $148,000 of management fees were not accrued by the fund for the year ended October 31, 2002. At October 31, 2002, unaccrued fees and other expenses in the amount of $369,000 remain subject to reimbursement by the fund through October 31, 2004.

  Pursuant to the Global Stock Fund`s current expense limitation, $130,000 of management fees were not accrued by the fund for the year ended October 31, 2002. At October 31, 2002, unaccrued fees and other expenses in the amount of $142,000 remain subject to reimbursement by the fund through October 31, 2003, and $130,000 through October 31, 2005.

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  Pursuant to the International Growth & Income class`s current expense limitation, $71,000 of management fees were not accrued by the class for the year ended October 31, 2002, and $110,000 of other expenses were borne by the manager. At October 31, 2002, unaccrued fees and other expenses in the amount of $353,000 remain subject to reimbursement by the International Growth & Income class through October 31, 2004.
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  Institutional Foreign Equity Fund

  For its services to the fund under the Management Agreement, T. Rowe Price International is paid an annual fee, in monthly installments, based on the fund`s average daily net assets at the rate of 0.70%. For the fiscal years 2002, 2001, and 2000, T. Rowe Price International received from the fund management fees totaling $11,091,000, $18,261,000, and $25,279,000, respectively.

  Institutional Emerging Markets Equity and International Equity Index Funds

  The fund pays T. Rowe Price International an annual all-inclusive fee based on its average daily net assets at the rate of 0.50% (International Equity Index Fund) and 1.10% (Institutional Emerging Markets Equity Fund). The fund calculates and accrues the fee daily. The Management Agreement between the fund and T. Rowe Price International provides that T. Rowe Price International will pay all expenses of the fund`s operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund`s portfolio securities; directors` fees and expenses (including counsel fees and expenses); and such nonrecurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Board of Directors for the fund reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price International under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price International.

  T. Rowe Price Spectrum Fund, Inc. and T. Rowe Price Retirement Funds, Inc.

  The International Stock, International Discovery, European Stock, Japan, New Asia, Latin America, Emerging Markets Stock, and Emerging Europe & Mediterranean Funds are parties to Special Servicing Agreements between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, T. Rowe Price International, and various other T. Rowe Price funds in which the Spectrum Funds invest (collectively "Underlying Price Funds"). The International Stock Fund is a party to a Special Services Agreement between and among T. Rowe Price Retirement Funds, Inc. ("Retirement Funds"), T. Rowe Price, and various other T. Rowe Price funds in which the Retirement Funds invest (collectively "Underlying Price Funds").

  The Special Services Agreements provide that, if the Board of Directors of any Underlying Price Fund determines that such Underlying fund`s share of the aggregate expenses of the Spectrum or Retirement Funds, respectively, is less than the estimated savings to the Underlying Price Fund from the operation of the Spectrum or Retirement Funds, respectively, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by the Spectrum or Retirement Funds, respectively,

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  provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of the Spectrum or Retirement Funds, respectively, are expected to be sufficient to offset most, if not all, of the expenses incurred by the Spectrum or Retirement Funds, respectively.

  Management Related Services

  As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund (other than Institutional Emerging Markets Equity and International Equity Index Funds) pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses.

  T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund`s transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt Street, Baltimore, Maryland 21202. Additionally, T. Rowe Price, under a separate agreement with the fund, provides accounting services to the fund.

  The funds paid the expenses shown in the following table for the fiscal year ended Octoberx11 31, 2002, to T. Rowe Price and its affiliates.

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Fund	Transfer Agent and Shareholder Services	Retirement Subaccounting Services	Accounting Services
Emerging Europe & Mediterranean	$71,000	$(a)	$104,000
Emerging Markets Stock	242,000	66,000	104,000
European Stock	1,111,000	41,000	107,000
Global Stock	152,000	59,000	104,000
Institutional Foreign Equity	15,000	0	109,000
International Discovery	722,000	86,000	106,000
International Growth & Income	29,000	1,000	104,000
International Growth & Income Fund— Advisor Class	(a)	0	0
International Growth & Income Fund—R Class	(a)	0	0
International Stock	4,211,000	3,683,000	138,000
International Stock Fund—Advisor Class	3,000	0	(a)
International Stock Fund—R Class	0	0	0
Japan	310,000	6,000	84,000
Latin America	324,000	9,000	104,000
New Asia	1,132,000	72,000	105,000

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  (a)Less than $1,000.
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  other shareholder services
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  The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks, and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2002.

Emerging Markets Stock Fund	$14,631
European Stock Fund	7,416
International Discovery Fund	47,628
International Stock Fund	840,680
Latin America Fund	20,228
New Asia Fund	32,705

  Each Advisor and R Class has adopted an administrative fee payment ("AFP") program under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the classes and/or shareholders thereof. These services include, but are not limited to: transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above. Under the AFP program, the fund paid the amounts set forth below to various third parties in calendar year 2002.

International Stock Fund—Advisor Class	$25,352

  T. Rowe Price Associates is the investment manager of several college savings plans established by states under section 529 of the Internal Revenue Code. Each plan has a number of portfolios that invest in underlying T. Rowe Price funds, including the International Stock Fund. Each portfolio establishes an omnibus account in the underlying Price funds. Transfer agent and recordkeeping expenses incurred by the portfolios as a result of transactions by participants in the 529 plans that invest in the Price funds are paid for by the underlying Price funds under their agreement with their transfer agent, T. Rowe Price Services, Inc.

  Control of Investment Advisor

  T. Rowe Price Group, Inc., ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

  DISTRIBUTOR FOR THE FUND

  Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund`s distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  Investment Services is located at the same address as the fund and T. Rowe Price—100 East Pratt Street, Baltimore, Maryland 21202.

  Investment Services serves as distributor to the funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay (other than International Equity Index and Institutional Emerging Markets Equity Funds) all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and

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  issuing shares, including expenses of confirming purchase orders. For the International Equity Index and Institutional Emerging Markets Equity Funds, the Underlying Agreement provides that Investment Services will pay all of these fees and expenses.

  The Underwriting Agreement also provides that Investment Services will pay or arrange for others to pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services` federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the fund. Investment Services` expenses are paid by T. Rowe Price.

  Investment Services acts as the agent of the fund, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund. No compensation is paid to Investment Services.

  International Stock and International Growth & Income Advisor and R Classes

  Distribution and Shareholder Services Plan

  The fund Directors adopted a Plan pursuant to Rule 12b-1 with respect to each Advisor Class and each R Class (collectively "Class"). Each Plan provides that the Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Class shares. It is expected that most, if not all, payments under the Plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the Plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class`s average daily net assets and each R Class pays a fee at the annual rate of up to 0.50% of that class`s average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing Class shares. The amount of fees paid by a Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

  The Plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made to the fund Directors for their review.

  Prior to approving the Plan, the fund considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit each fund, its Class, and the Class`s shareholders. The fund Directors noted that to the extent the Plan allows a fund to sell Class shares in markets to which it would not otherwise have access, the Plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

  The Plan is renewable from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund Directors and (2) by a vote of the majority of the fund`s independent directors ("Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Class and by the fund Directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The Plan is terminable with respect to a Class at any time by a vote of a majority of the Rule 12b-1 Directors or by a majority vote of the outstanding shares in the Class.

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  The following payments for the period ended October 31, 2002, were made to third-party intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services under the Advisor Class 12b-1 Plans.

International Stock Fund—Advisor Class	$22,000

  CUSTODIAN

  State Street Bank and Trust Company is the custodian for the fund`s U.S. securities and cash, but it does not participate in the fund`s investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank`s main office is at 225 Franklin Street, Boston, Massachusetts 02110.

  The fund has entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan Chase Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

  CODE OF ETHICS

  The fund, its investment adviser (T. Rowe Price International), and its principal underwriter (T. Rowe Price Investment Services) have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Access Persons will not be permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

  PORTFOLIO TRANSACTIONS

  Investment or Brokerage Discretion

  Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price International. T. Rowe Price International is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.

  How Brokers and Dealers Are Selected

  Equity Securities

  In purchasing and selling equity securities, it is T. Rowe Price International`s policy to seek to obtain quality execution at favorable security prices through responsible brokers and dealers and at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and research services. In selecting brokers and dealers to execute the fund`s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and

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  difficulty of the order, the reliability, integrity, financial condition, general execution, and operational capabilities of competing brokers and dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price International to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

  Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. However, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

  Fixed-Income Securities

  For fixed-income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer`s underwriter, or with a primary market-maker acting as principal on a net basis, with no brokerage commission being paid by the fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market-makers reflect the spread between the bid and asked prices.

  With respect to equity and fixed-income securities, T. Rowe Price International may effect principal transactions on behalf of the fund with a broker or dealer who furnishes research services benefiting such clients, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price International may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

  T. Rowe Price International may cause a fund to pay a broker-dealer who furnishes research services a commission for executing a transaction that may be in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the research services which have been provided. In some cases, research services are generated by third parties but are provided to T. Rowe Price International by or through broker-dealers.

  Descriptions of Research Services Received From Brokers and Dealers

  T. Rowe Price International receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a fund`s portfolio is likely to be invested. Research services are received primarily in the form of written reports, e-mails, computer-generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. T. Rowe Price International cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers generally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, T. Rowe Price International is relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to T. Rowe Price International by or through brokers.

  How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

  On a continuing basis, T. Rowe Price International seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price International considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on

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  available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares and dollar amount; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

  Commissions to Brokers Who Furnish Research Services

  Certain brokers-dealers that provide quality brokerage and execution services also furnish research services to T. Rowe Price International. T. Rowe Price International has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish research services, or which furnishes research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, T. Rowe Price International may assess the reasonableness of commissions in light of the total research services provided by each particular broker. T. Rowe Price International may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings for non-ERISA accounts. Research is used overall to benefit such accounts which purchase in the offerings.

  Miscellaneous

  Research services furnished by brokers through which T. Rowe Price International effects securities transactions may be used in servicing all accounts managed by T. Rowe Price International. Conversely, research services received from brokers which execute transactions for a particular fund will not necessarily be used by T. Rowe Price International exclusively in connection with the management of that fund.

  Some of T. Rowe Price International`s other clients have investment objectives and programs similar to those of the fund. T. Rowe Price International may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price International`s policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price International may follow the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. Clients should be aware, however, that the grouping of their orders with other clients may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price International has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate. For purposes of determining the 10% limit, T. Rowe Price International includes securities held by clients of affiliated advisers.

  The fund does not allocate business to any broker-dealer on the basis of its sales of the fund`s shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

  The following tables present information on brokers previously affiliated with the fund. The affiliation ended on August 8, 2000, when T. Rowe Price International became a wholly owned subsidiary of T. Rowe Price Associates, Inc.

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

  The following brokerage commission amounts were paid to JFS during the last three years indicated:
Fund	2002	2001	2000
Emerging Europe & Mediterranean	0	0	0
Emerging Markets Stock	0	0	$6,851
European Stock	0	0	0
Global Stock	0	0	674
Institutional Foreign Equity	0	0	45,634
International Discovery	0	0	137,182
International Growth & Income	0	0	0
International Stock	0	0	111,651
Japan	0	0	104,073
Latin America	0	0	0
New Asia	0	0	194,678

  The following brokerage commission amounts were paid to RF&Co during the last three years indicated:
Fund	2002	2001	2000
Emerging Europe & Mediterranean	0	0	$6,523
Emerging Markets Stock	0	0	4,703
European Stock	0	0	50,061
Global Stock	0	0	1,746
Institutional Foreign Equity	0	0	50,469
International Discovery	0	0	0
International Growth & Income	0	0	0
International Stock	0	0	142,925
Japan	0	0	0
Latin America	0	0	17,628
New Asia	0	0	0

  The following brokerage commission amounts were paid to Ord Minnett during the last three years indicated:
Fund	2002	2001	2000
Emerging Europe & Mediterranean	0	0	0
Emerging Markets Stock	0	0	0
European Stock	0	0	0
Global Stock	0	0	0
Institutional Foreign Equity	0	0	$8,427
International Discovery	0	0	4,352
International Growth & Income	0	0	0
International Stock	0	0	0
Japan	0	0	0
Latin America	0	0	0
New Asia	0	0	0



  The following brokerage commission amounts were paid to Fleming Martin during the last three years indicated:
Fund	2002	2001	2000
Emerging Europe & Mediterranean	0	0	0
Emerging Markets Stock	0	0	$13,716
European Stock	0	0	0
Global Stock	0	0	0
Institutional Foreign Equity	0	0	0
International Discovery	0	0	0
International Growth & Income	0	0	0
International Stock	0	0	0
Japan	0	0	0
Latin America	0	0	0
New Asia	0	0	0

  In accordance with the written procedures adopted pursuant to Rule 17e-1, the independent directors of each fund reviewed the 2000 transactions with affiliated brokers and determined that such transactions resulted in an economic advantage to the funds either in the form of lower execution costs or otherwise.

  Other

  The amounts shown below involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings, for the last three fiscal years:
Fund	2002	2001	2000
Emerging Europe & Mediterranean	$85,000	$86,000	$56,000
Emerging Markets Stock	736,000	653,000	604,000
European Stock	556,000	485,000	1,374,000
Global Stock	110,000	106,000	222,000
Institutional Emerging Markets Equity	(a)	(a)	(a)
Institutional Foreign Equity	2,081,946	2,471,000	5,685,000
International Discovery	1,796,000	1,942,000	3,394,000
International Equity Index	14,000	10,000	(a)
International Growth & Income	7,000	5,000	21,000
International Stock	5,790,000	7,616,000	16,945,000
Japan	306,000	347,000	852,000
Latin America	249,000	368,000	287,000
New Asia	2,680,000	2,415,000	3,921,000

  (a)Prior to commencement of operations.

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

  The percentage of total portfolio transactions placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the fund, or in some cases, to the fund, for the last three fiscal years, are shown below:
Fund	2002	2001	2000
Emerging Europe & Mediterranean	90%	96%	86%
Emerging Markets Stock	89	79	95
European Stock	88	95	95
Global Stock	43	67	99
Institutional Emerging Markets Equity	(a)	(a)	(a)
Institutional Foreign Equity	1	84	97
International Discovery	65	67	94
International Equity Index	0	3	(a)
International Growth & Income	12	89	100
International Stock	83	87	98
Japan	78	86	89
Latin America	85	85	94
New Asia	90	89	94

  (a)Prior to commencement of operations.

  The portfolio turnover rate for each fund, for the last three fiscal years, was as follows:
Fund	2002	2001	2000
Emerging Europe & Mediterranean	94.5%	83.1%	62.9%(a)
Emerging Markets Stock	70.5	70.3	56.1
European Stock	16.1	5.8	24.5
Global Stock	48.4	52.3	71.5
Institutional Emerging Markets Equity	(b)	(b)	(b)
Institutional Foreign Equity	20.0	21.4	39.7
International Discovery	93.9	59.1	81.0
International Equity Index	49.0	63.1(c)	(b)
International Growth & Income	24.6	8.5(d)	32.2
International Stock	21.6	17.4	38.2
Japan	104.2(e)	45.8	59.5
Latin America	21.0	29.9	27.5
New Asia	72.0	49.0	52.2

  (a)From the commencement of operations August 31, 2000, to October 31, 2000.

  (b)Prior to commencement of operations.

  (c)From the commencement of operations November 30, 2000, to October 31, 2001.

  (d)Relatively consistent patterns of worldwide returns, especially for growth stocks versus value stocks, led to the fund`s lower portfolio turnover in 2001 compared to 2000.

  (e)The portfolio was repositioned in a number of respects to seek greater long-term growth opportunities.

  PRICING OF SECURITIES

  Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

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

  Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options, including options on futures contracts, are valued at the mean of the closing bid and ask prices. Financial futures contracts are valued at closing settlement prices.

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  NET ASSET VALUE PER SHARE

  The purchase and redemption price of the fund`s shares is equal to the fund`s net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund, other than the Japan Fund, is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value per share of the Japan Fund is calculated as of the close of trading on the NYSE each day the NYSE and the Tokyo Stock Exchange ("TSE") are both open. The NYSE is closed on the following days: New Year`s Day, Dr. Martin Luther King, Jr. Holiday, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The TSE is scheduled to be closed on the following weekdays in 2003: January 1, 2, 3, and 13; February 11; March 21; April 29; May 3 and 5; July 21; September 15 and 23; October 13; November 4 and 24; December 23 and 31, as well as the following weekdays in 2004: January 1, 2, 3, 4, and 12; February 11; March 20; April 29; May 3, 4, and 5; July 19; September 20 and 23; October 11; November 3 and 23; December 23 and 31. If the TSE closes on dates not listed, the Japan Fund will not be priced on those dates.

  Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the fund ,may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday ,closings,,or in the case of the Japan Fund, either the NYSE or TSE is closed,,(b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund`s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



  DIVIDENDS AND DISTRIBUTIONS

  Unless you elect otherwise, dividends and capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

  TAX STATUS

  The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

  Dividends and distributions paid by the funds.(other than Global Stock Fund).may not be eligible for the .dividends-received deduction for corporate shareholders, if as expected, none of the fund`s income consists of .dividends paid by United States corporations..Income dividends paid by the Global Stock Fund are eligible for .the dividends-received deduction for corporate shareholders, only to the extent the Global Stock Fund`s .income consists of dividends paid by United States corporations..Long-term capital gain distributions paid from the fund are never eligible for this deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of its tax year-end to avoid federal income tax.

  Foreign Currency Gains and Losses

  Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund`s taxable year.

  At the time of your purchase, the fund`s net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

  Income received by the fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the fund`s total assets at the close of its taxable year comprise securities issued by foreign corporations or governments, the fund may file an election with the Internal Revenue Service to "pass through" to the fund`s shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their respective pro-rata share of foreign taxes paid by the fund; (2) treat their pro-rata share of foreign taxes as paid by them; and (3) either deduct their pro-rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

  The fund intends to meet the requirements of the Code which permit it to elect to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the fund, if the fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder`s pro-rata share (by country) of (1) the foreign taxes paid, and (2) the fund`s gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.



  If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund`s distributions to the extent made out of the fund`s current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and the fund may qualify for the 70% deduction for dividends received by corporations; and (3) foreign tax credits would not "pass through" to shareholders.

  Taxation of Foreign Shareholders

  The code provides that dividends from net income (which are deemed to include for this purpose each shareholder`s pro-rata share of foreign taxes paid by the fund—see discussion of "pass through" of the foreign tax credit to U.S. shareholders) will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is engaged in a business in the U.S. and the gains are connected with that business, or the shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

  Passive Foreign Investment Companies

  The fund may purchase the securities of certain foreign investment funds or trusts, called passive foreign investment companies, for U.S. tax purposes. Such foreign investment funds or trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the fund`s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such foreign investment funds or trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

  To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.

  INVESTMENT PERFORMANCE

  Total Return Performance

  The fund`s calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any period of time will vary from the average.



Cumulative Performance Percentage Change Periods Ended 10/31/02
	1 Yr.	5 Yrs.	10 Yrs.	Since Inception	Inception Date
Emerging Europe & Mediterranean Fund	15.79%	—	—	-31.18%	08/31/00
Emerging Markets Stock Fund	7.97	-9.21%	—	3.64	03/31/95
European Stock Fund	-14.51	-7.54	115.27%	107.49	02/28/90
Global Stock Fund	-15.15	-0.58	—	32.00	12/29/95
Institutional Foreign Equity Fund	-13.43	-17.00	55.77	67.11	09/07/89
International Discovery Fund	-20.44	30.75	93.82	145.61	12/30/88
International Equity Index Fund	-13.38	—	—	-32.61	11/30/00
International Growth & Income Fund	-9.31	—	—	-17.02	12/21/98
International Growth & Income Fund—Advisor Class	—	—	—	3.38	09/30/02
International Growth & Income Fund—R Class	—	—	—	3.38	09/30/02
International Stock Fund	-14.19	-18.24	52.64	736.60	05/09/80
International Stock Fund—Advisor Class	-14.37	—	—	-48.06	03/31/00
International Stock Fund—R Class	—	—	—	7.12	09/30/02
Japan Fund	-23.10	-28.69	-22.24	-33.28	12/30/91
Latin America Fund	-8.15	-18.21	—	-19.45	12/29/93
New Asia Fund	11.15	-0.97	5.41	46.05	09/28/90

Average Annual Compound Rates of Return Periods Ended 10/31/02
	1 Yr.	5 Yrs.	10 Yrs.	Since Inception	Inception Date
Emerging Europe & Mediterranean Fund	15.79%	—	—	-15.84%	08/31/00
Emerging Markets Stock Fund	7.97	-1.91%	—	0.47	03/31/95
European Stock Fund	-14.51	-1.56	7.97%	5.93	02/28/90
Global Stock Fund	-15.15	-0.12	—	4.14	12/29/95
Institutional Foreign Equity Fund	-13.43	-3.66	4.53	3.98	09/07/89
International Discovery Fund	-20.44	5.51	6.84	6.71	12/30/88
International Equity Index Fund	-13.38	—	—	-18.60	11/30/00
International Growth & Income Fund	-9.31	—	—	-4.72	12/21/98
International Growth & Income Fund—Advisor Class	—	—	—	*	09/30/02
International Growth & Income Fund—R Class	—	—	—	*	09/30/02
International Stock Fund	-14.19	-3.95	4.32	9.91	05/09/80
International Stock Fund—Advisor Class	-14.37	—	—	-22.37	03/31/00
International Stock Fund—R Class	—	—	—	*	09/30/02
Japan Fund	-23.10	-6.54	-2.48	-3.67	12/30/91
Latin America Fund	-8.15	-3.94	—	-2.42	12/29/93
New Asia Fund	11.15	-0.19	0.53	3.18	09/28/90



  *No figure is provided because the fund`s performance is for a period of less than one year.

  Outside Sources of Information

  From time to time, in reports and promotional literature: (1) the fund`s total return performance, ranking, or any other measure of the fund`s performance may be compared to any one or combination of the following: (a) a broad-based index, (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms, ranking entities, or financial publications, (c) indices of securities comparable to those in which the fund invests; (2) the consumer price index (or any other measure for inflation), or government statistics, such as GNP, may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund`s performance; (4) the effect of tax-deferred compounding on the fund`s investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax-advantaged product, may be illustrated by graphs, charts, etc.; (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund`s historical performance or current or potential value with respect to the particular industry or sector; and (6) the fund may disclose the performance of other funds or accounts managed by T. Rowe Price in a manner similar to the fund.

  Other Publications

  From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund`s portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund`s portfolio.

  Other Features and Benefits

  The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.

  Redemptions in Kind

  The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.

  In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.



  Issuance of Fund Shares for Securities

  Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

  CAPITAL STOCK

  The T. Rowe Price International Funds, Inc. (the "International Corporation") is a Maryland corporation.

  Currently, the International Corporation consists of the following 12 series, each representing a separate class of shares and having different objectives and investment policies. The 12 series are as follows: International Stock Fund (and separate classes of shares—International Stock Fund—Advisor Class and International Stock Fund—R Class), International Bond Fund (and a separate class of shares—International Bond Fund—Advisor Class), International Discovery Fund, European Stock Fund, New Asia Fund, Japan Fund, Latin America Fund, Emerging Markets Bond Fund, Emerging Markets Stock Fund, Global Stock Fund, International Growth & Income Fund (and separate classes of shares—International Growth & Income Fund—Advisor Class and International Growth & Income—R Class), and Emerging Europe & Mediterranean Fund.

  The T. Rowe Price Institutional International Funds, Inc. (the "Institutional Corporation") was organized in 1989 as a Maryland corporation.

  Currently, the Institutional Corporation consists of the following series, the Institutional Emerging Markets Equity Fund and Institutional Foreign Equity Fund.

  The T. Rowe Price International Index Fund, Inc. (the "Index Corporation") is a Maryland Corporation established in 2000.

  Each fund is registered with the SEC under the 1940 Act as an open-end investment company, commonly known as a "mutual fund." Each Charter also provides that the Board of Directors may issue additional series and classes of shares.

  The fund`s Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

  Each share of each series and class has equal voting rights with every other share and class of every other series and classes, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the 1940 Act, the laws of the State of Maryland, the Corporation`s Articles of Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the


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  proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.

  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders` meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the Secretary of the Corporation on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least ten (10) percent and (b) in the case of a meeting for any other purpose, at least 25 percent, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.

  federal registration of shares

  The fund`s shares are registered for sale under the 1933 Act. Registration of the fund`s shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

  legal counsel

  Shearman & Sterling, whose address is 599 Lexington Avenue, New York, New York 10022, is legal counsel to the fund.

  INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the fund.

  The financial statements of the fund listed below for the periods ended Octoberx11 31, 2002, and the report of independent accountants are included in each fund`s Annual Report for the periods ended Octoberx11 31, 2002. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the periods ended Octoberx11 31, 2002, are incorporated into this Statement of Additional Information by reference (references are to page numbers in the reports):

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ANNUAL REPORT REFERENCES:
	International stock	International Stock Fund— Advisor Class	International Stock Fund—r Class
Financial Highlights, Octoberx11 31, 2002	9	10	11
Portfolio of Investments, Octoberx11 31, 2002	12-20	12-20	12-20
Statement of Assets and Liabilities, Octoberx11 31, 2002	21	21	21
Statement of Operations, year ended Octoberx11 31, 2002	22-23	22-23	22-23
Statement of Changes in Net Assets, years ended Octoberx11 31, 2002, and October 31, 2001	24-25	24-25	24-25
Notes to Financial Statements, Octoberx11 31, 2002	26-31	26-31	26-31
Report of Independent Accountants	32	32	32

	International Discovery	european stock
Financial Highlights, Octoberx11 31, 2002	10	9
Portfolio of Investments, Octoberx11 31, 2002	11-18	10-16
Statement of Assets and Liabilities, Octoberx11 31, 2002	19	17
Statement of Operations, year ended Octoberx11 31, 2002	20	18
Statement of Changes in Net Assets, years ended Octoberx11 31, 2002, and October 31, 2001	21	19
Notes to Financial Statements, Octoberx11 31, 2002	22-26	20-24
Report of Independent Accountants	27	25

	latin america	NEW ASIA	JAPAN
Financial Highlights, Octoberx11 31, 2002	10	9	7
Portfolio of Investments, Octoberx11 31, 2002	11-13	10-14	8-10
Statement of Assets and Liabilities, Octoberx11 31, 2002	14	15	11
Statement of Operations, year ended Octoberx11 31, 2002	15	16	12
Statement of Changes in Net Assets, years ended Octoberx11 31, 2002, and October 31, 2001	16	17	13
Notes to Financial Statements, Octoberx11 31, 2002	17-21	18-22	14-18
Report of Independent Accountants	22	23	19

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	EMERGING MARKETS STOCK	Institutional FOREIGN EQUITY
Financial Highlights, Octoberx11 31, 2002	8	8
Portfolio of Investments, Octoberx11 31, 2002	9-16	9-12
Statement of Assets and Liabilities, Octoberx11 31, 2002	17	13
Statement of Operations, year ended Octoberx11 31, 2002	18	14
Statement of Changes in Net Assets, years ended Octoberx11 31, 2002, and October 31, 2001	19	15
Notes to Financial Statements, Octoberx11 31, 2002	20-24	16-17
Report of Independent Accountants	25	18

	international growth & income	international growth & income— Advisor Class	international growth & income—R Class
Financial Highlights, Octoberx11 31, 2002	10	11	12
Portfolio of Investments, Octoberx11 31, 2002	13-21	13-21	13-21
Statement of Assets and Liabilities, Octoberx11 31, 2002	22	22	22
Statement of Operations, year ended Octoberx11 31, 2002	23	23	23
Statement of Changes in Net Assets, years ended Octoberx11 31, 2002, and October 31, 2001	24-25	24-25	24-25
Notes to Financial Statements, Octoberx11 31, 2002	26-30	26-30	26-30
Report of Independent Accountants	31	31	31

	gLOBAL STOCK	Emerging europe & mediterranean
Financial Highlights, Octoberx11 31, 2002	10	8
Statement of Net Assets, Octoberx11 31, 2002	11-20	9-11
Statement of Operations, year ended Octoberx11 31, 2002	21	12
Statement of Changes in Net Assets, years ended Octoberx11 31, 2002, and October 31, 2001	22	13
Notes to Financial Statements, Octoberx11 31, 2002	23-27	14-18
Report of Independent Accountants	28	19

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International Equity Index
Financial Highlights, Octoberx11 31, 2002	9
Statement of Net Assets, Octoberx11 31, 2002	10-38
Statement of Operations, year ended October 31, 2002	39
Statement of Changes in Net Assets, year ended October 31, 2002 and November 30, 2000 (commencement of operations) to October 31, 2001	40
Notes to Financial Statements, Octoberx11 31, 2002	41-44
Report of Independent Accountants	45
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